UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 587-6280

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On April 26, 2018, the Audit Committee of the Board of Directors of Ocean Bio-Chem, Inc. (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”) as the Company's independent registered public accounting firm.

Eisner Amper’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

EisnerAmper initially was engaged by the Audit Committee on February 22, 2017. During the portion of the fiscal year ended December 31, 2017 in which EisnerAmper was engaged by the Audit Committee and through April 26, 2018, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreement in its report; or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that EisnerAmper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated May 1, 2018, is filed as Exhibit 16 to this report.

On April 27, 2018, the Audit Committee of the Company’s Board of Directors engaged Accell Audit & Compliance, PA (“Accell”) as the Company’s independent registered public accounting firm. During the years ended December 31, 2016 and 2017, and the subsequent interim period prior to the engagement of Accell, neither the Company nor anyone acting on its behalf has consulted Accell regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this report:

Exhibit No.	Description
16	Letter of EisnerAmper LLP, dated May 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN BIO-CHEM, INC.

Date: May 1, 2018	By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas
Chief Financial Officer